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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       August 4, 1999


                               U.S. FOODSERVICE
            (Exact name of registrant as specified in its charter)

         Delaware                         0-24954              52-1634568
 (State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)                File Number)     Identification Number)

                           9755 Patuxent Woods Drive
                           Columbia, Maryland 21046
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (410) 312-7100

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         By filing this Current Report on Form 8-K, U.S. Foodservice is undertaking to meet the requirements of Rule 416(b) and Item 512(a) of Regulation S-K under the Securities Act of 1933 with respect to its Registration Statements Nos. 333-81323 and 333-67553. U.S. Foodservice is also hereby stating the operation of Rule 416(a) under the Securities Act on the shares of common stock registered on its Registration Statement Nos. 333-78209, 333-47759, 333-43185, 333-37359, 33-81011, 33-88146, 33-88144, 33-88142 and 33-
88140 for issuance pursuant to the benefit plans of U.S. Foodservice. On August 4, 1999, U.S. Foodservice effected a two-for-one split of its common stock by paying a common stock dividend to the holders of record of the common stock on July 20, 1999 (the "1999 Stock Dividend").

         Under Rule 416(b), if additional securities are issued as a result of a stock split prior to completion of the distribution of the securities covered by a registration statement, the additional securities are covered by the registration statement, provided that the registration statement is amended. Under Rule 416(a), if a registration statement purports to register securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions, that registration statement is deemed, unless otherwise expressly provided, to cover the additional securities to be offered or issued in connection with any such provision.

         Registration Statement No. 333-81323 became effective on July 8, 1999. This Registration Statement registered 1,053,462 shares of common stock and carried forward from Registration Statement No. 333-67553, pursuant to Rule 429 under the Securities Act of 1933, 1,093,402 shares of common stock for resale by the stockholders of U.S. Foodservice named therein. Pursuant to Rule 416(b), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Registration Statement No. 333-67553 became effective on March 1, 1999 and registered 1,446,600 shares of common stock for resale by the stockholders of U.S. Foodservice named therein. Pursuant to Rule 416(b), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

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         Registration Statement No. 333-78209 became effective on May 11, 1999 and registered 1,700,000 shares of common stock issuable pursuant to the U.S. Foodservice 1994 Stock Incentive Plan, 160,000 shares of common stock issuable pursuant to the U.S. Foodservice Stock Option Plan for Outside Directors and 1,000,000 shares of common stock issuable pursuant to the U.S. Foodservice 1998 Stock Option and Incentive Plan. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement also carried forward 234,418 shares of common stock from Registration Statement No. 033-88142 and 34,918 shares of common stock from Registration Statement No. 033-88140. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Registration Statement No. 333-47759 became effective on March 11, 1998 and registered 105,109 shares of common stock issuable pursuant to the Rykoff-Sexton, Inc. 1995 Key Employees Stock Option and Compensation Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Registration Statement No. 333-43185 became effective on December 24, 1997 and registered 9,932 shares of common stock issuable pursuant to the 1980 Stock Option Plan, 928,956 shares of common stock issuable pursuant to the 1988 Stock Option and Compensation Plan, as amended, 140,759 shares of common stock issuable pursuant to the Rykoff-Sexton, Inc. 1993 Director Stock Option Plan, 35,650 shares of common stock issuable pursuant to the 1995 Key Employees Stock Option and Compensation Plan, 125,286 shares of common stock issuable pursuant to the Amended and Restated U.S. Foodservice Inc. 1992 Stock Option Plan, 137,451 shares of common stock issuable pursuant to the Amended and Restated U.S. Foodservice Inc. 1993 Stock Option Plan and 94,235 shares of common stock issuable pursuant to the Amended and Restated Management Stock Option Plan of WS Holdings Corporation. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Registration Statement No. 333-37359 became effective on October 7, 1997 and registered 500,000 shares of common stock for issuance or purchase pursuant to the JP Foodservice, Inc. 1994 Employee Stock Purchase Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that may be issued or purchased as a result of the 1999 Stock Dividend.

         Registration Statement No. 33-81011 became effective on December 29, 1995 and registered 1,000,000 shares of common stock for issuance or purchase pursuant to the JP Foodservice, Inc. 401(k) Retirement Savings Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that may be issued or purchased as a result of the 1999 Stock Dividend.

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         Registration Statement No. 33-88146 became effective on December 30,
1994 and registered 300,000 shares of common stock for issuance or purchase pursuant to the JP Foodservice, Inc. 401(k) Retirement Savings Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that may be issued or purchased as a result of the 1999 Stock Dividend.

         Registration Statement No. 33-88144 became effective on December 30, 1994 and registered 100,000 shares of common stock for issuance or purchase pursuant to the JP Foodservice, Inc. 1994 Employee Stock Purchase Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that may be issued or purchased as a result of the 1999 Stock Dividend.

         Registration Statement No. 33-88142 became effective on December 30, 1994 and registered 500,000 shares of common stock issuable pursuant to the JP Foodservice, Inc. 1994 Stock Incentive Plan. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Registration Statement No. 33-88140 became effective on December 30, 1994 and registered 40,000 shares of common stock issuable pursuant to the JP Foodservice, Inc. Stock Option Plan for Outside Directors. Pursuant to Rule 416(a), this Registration Statement is deemed to cover the additional shares of common stock that are issuable as a result of the 1999 Stock Dividend.

         Each share of common stock registered pursuant to the foregoing Registration Statements has attached to it one preferred share purchase right issuable under the U.S. Foodservice rights agreement. The number of preferred share purchase rights so issuable has increased as a result of the 1999 Stock Dividend.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. FOODSERVICE


Date:  August 4, 1999                        By:   /s/  George T. Megas
                                                 ----------------------
                                                 George T. Megas,
                                                 Senior Vice President and
                                                 Chief Financial Officer

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